Stockhouse Inc.	Proxy Statement

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14
Amendment No. 3

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[ X ]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a -12

STOCKHOUSE INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Stockhouse Inc.	Proxy Statement

NOTICE OF 2009 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
December 1, 2009

To Our Stockholders:

Notice is given that the 2009 Annual and Special Meeting (the “Annual Meeting” or the “Meeting”) of the stockholders of Stockhouse Inc., a Colorado corporation (the “Company”), will be held at the Company’s offices at 500-750 West Pender Street, Vancouver, British Columbia, V6C 2T7 on December 1, 2009, at 1:00 p.m. (local time), for the following purposes:

1. pursuant to the Company’s bylaws, the Company’s Board of Directors (the “Board”) has passed a resolution setting the number of directors for the ensuing year at three (3), and asks the stockholders to consider and vote on a proposal to elect certain nominees to the Board to hold office until the 2010 annual meeting of stockholders of the Company, or until the directors’ respective successors are duly elected and qualified;

2. to consider and vote on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2009;

3. to consider and, if thought fit, to approve an ordinary resolution of the disinterested shareholders of the Company for a proposed transaction whereby shares of the Company’s common stock will be issued to settle certain outstanding debts owed by the Company;

4. to consider and, if thought fit, to approve an ordinary resolution authorizing the consolidation of the issued and outstanding shares of the Company’s common stock on the basis of one (1) common share for up to twenty (20) existing common shares;

5. to consider and, if thought fit, to approve an ordinary resolution granting the Board the discretion to enter into one or more agreements whereby more than 20% of the Company’s assets may be disposed of; and

6. to consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 30, 2009 are entitled to notice of, and to vote at, the Annual Meeting.

Stockholders unable to attend the Meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF STOCKHOUSE INC.

/s/ Marcus New
Marcus New
President and Chief Executive Officer
Vancouver, B.C.
October 14, 2009

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Stockhouse Inc.	Proxy Statement

500 – 750 West Pender Street
Vancouver, British Columbia V6C 2T7

PROXY STATEMENT
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
OF STOCKHOUSE INC.

TO BE HELD ON DECEMBER 1, 2009

The accompanying Form of Proxy is solicited on behalf of the Board of Directors (the “Board”) of Stockhouse Inc. (“we”, “us”, “our”, the “Corporation”, the “Company” or “Stockhouse”), to be used at our annual and special meeting of stockholders of the Company (the “Annual Meeting” or the “Meeting”) to be held at our offices on the 5th Floor at 750 West Pender Street, Vancouver, British Columbia, V6C 2T7 on December 1, 2009, at 1:00 p.m. local time and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

This Proxy Statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to stockholders for the fiscal year ended December 31, 2008, are expected to be first mailed to stockholders on or about November 4, 2009. The Board is soliciting your proxy to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

We will bear the expense of this solicitation. In addition to solicitation by use of the mail, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Pacific Corporate Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a stockholder’s common shares registered in the same name will be represented by one proxy.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Annual Meeting. However, if other matters are properly presented before the Annual Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

WHAT IS A PROXY?

A proxy is your legal designation of another person (the “Proxy”) to vote on your behalf. By completing and returning the enclosed Form of Proxy, you are giving the Proxy the authority to vote your shares in the manner you indicate on your Form of Proxy.

WHO PAYS FOR THIS PROXY SOLICITATION?

The Company will bear the entire costs of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their

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Stockhouse Inc.	Proxy Statement

names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

WHY DID I RECEIVE MORE THAN ONE FORM OF PROXY?

You will receive multiple Forms of Proxy if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your Form of Proxy or other voting information from your broker, and you will return your Form of Proxy to your broker. You should vote on and sign each Form of Proxy you receive.

WHO CAN VOTE?

Only shareholders of record as of the close of business on October 30, 2009 are entitled to receive notice of, attend and vote at our annual meeting. As of October 14, 2009, there are 43,935,922 common shares in the capital of our Corporation issued and outstanding. We have no other voting securities outstanding. Except for interested shareholders with respect to the proposal described under the heading “Proposal Three: Disinterested Approval of Issuance of Shares for Debt”, each shareholder of record on October 30, 2009 is entitled to one vote for each common share held.

VOTING INFORMATION

HOW CAN YOU VOTE?

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Computershare Trust Company of Canada, 2nd Floor, 510 Burrard Street, Vancouver, B.C. V6C 3B9. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, FOR the appointment of Deloitte & Touche LLP as the Company’s auditors for the 2009 fiscal year, FOR the proposed shares for debt transaction and FOR the proposed consolidation of the Company’s issued, outstanding and authorized shares of common stock, each as further described in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of common shares can be recognized and acted upon at our annual meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder’s name on the records of our Corporation. Such

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Stockhouse Inc.	Proxy Statement

common shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings, unless the beneficial shareholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote common shares directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding a majority of the issued and outstanding common shares entitled to vote at the annual meeting as at October 30, 2009 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the common shares of the Company who are present at the annual meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting. In connection with certain of the proposals set out below requiring the affirmative vote of the majority of the common shares represented at the annual meeting in order to be approved, we note that broker non-votes and abstentions will act as a vote against such proposals.

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Stockhouse Inc.	Proxy Statement

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE TRUST COMPANY OF CANADA) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

  Proposal 1: FOR the election of all three nominees for the Directors with terms expiring at the 2010 annual meeting of stockholders.

  Proposal 2: FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2009.

  Proposal 3: FOR a proposed transaction whereby shares of the Company’s common stock will be issued to settle certain outstanding debts owed by the Company.

  Proposal 4: FOR approving a consolidation of the Company’s issued, outstanding and authorized shares of common stock on the basis of one (1) common share for every twenty (20) existing common shares or such lesser number as may be determined by the board of directors of the Company.

  Proposal 5: FOR granting the Board the discretion to enter into one or more agreements whereby more than 20% of the Company’s assets may be disposed of.

What are my choices when voting?

  Proposal 1: You may cast your vote in favor of electing the nominees as Directors or withhold your vote on one or more nominees.

  Proposals 2, 3, 4 and 5: You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting your shares.

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Stockhouse Inc.	Proxy Statement

How would my shares be voted if I do not specify how they should be voted?

  Proposal 1: FOR the election of all three nominees for the Directors with terms expiring at the 2010 annual meeting of stockholders.

  Proposal 2: FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2009.

  Proposal 3: FOR a proposed transaction whereby shares of the Company’s common stock will be issued to settle certain outstanding debts owed by the Company.

  Proposal 4: FOR approving a consolidation of the Company’s issued, outstanding and authorized shares of common stock on the basis of one (1) common share for every twenty (20) existing common shares or such lesser number as may be determined by the board of directors of the Company.

  Proposal 5: FOR granting the Board the discretion to enter into one or more agreements whereby more than 20% of the Company’s assets may be disposed of.

REVOCATION OF PROXIES

As a registered shareholder, you may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our Corporation;

2.	by submitting a duly executed proxy bearing a later date; or

3.	by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

If you are a beneficial shareholder and not a registered shareholder, and you have not been given a legal proxy by your broker or other registered shareholder, in order to revoke any proxy you may have given to them you will need to contact such broker or registered shareholder in order to revoke any instructions you previously gave them. You should also refer to the prior section entitled “Advice to Beneficial Holders of Common Shares.”

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise set out below, and other than the election of the nominees to the Company’s board of directors, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Meeting.

The Company is considering, subject to receipt of necessary shareholder and regulatory approval and final determination by the board of directors, entering into a transaction whereby shares of the Company’s common stock will be issued to settle certain outstanding debts owed by the Company. In conjunction with the proposed shares-for-debt transaction, it is proposed that Marcus New, president, chief executive officer and a director of the Company, convert $200,000 of debt into shares of the Company’s common stock. See the section entitled “Proposal Three: Disinterested Shareholder Approval of Issuance of Shares for Debt”.

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Stockhouse Inc.	Proxy Statement

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall be determined by resolution of the Board and set out in the notice calling the meeting of shareholders provided that the number of Directors may be not less than two (2) or more than seven (7). The Board has passed a resolution setting the number of directors for the ensuing year at three (3).

Three of our current Directors are standing for re-election at our annual meeting. Each Director who is elected will serve until the earlier of our next annual meeting, the date his or her successor has been elected and qualified, or the date of the Director’s death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a Director, and if our Board of Directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our Board of Directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each Director. Votes may be cast in favour or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be Directors are listed below. All of the nominees are currently Directors. The following information is current as of October 14, 2009, and has been provided by the individuals named:

Name of Nominee	Term	Age	Position	Director Since
Marcus New	2010 Annual Meeting	38	Director, Chief Executive Officer and President	1995
David Caddey	2010 Annual Meeting	59	Director	1999
Stephen Zacharias	2010 Annual Meeting	59	Director	2006

INFORMATION AS TO DIRECTORS

Set forth below is a brief description of the background and business experience of our directors for the past five years:

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Stockhouse Inc.	Proxy Statement

Name	Position with Stockhouse and Principal Occupation and Business Experience for Past Five Years
Marcus New	Director, Founder, President and CEO. Mr. New founded Stockhouse in May 1995 and continues to provide the corporate vision and direction for the Company. A finalist as Entrepreneur of the Year by Ernst & Young Pacific Region in 2005. Mr. New is a recognized leader and sought-after speaker in the industry. Prior to founding Stockhouse, Mr. New served as VP of Investor Relations for AmCan Public Relations Group Inc., a company specializing in investor campaigns for public companies. Mr. New received a Bachelor of Arts degree with a Business major from Trinity Western University.
David Caddey	Director. Retired (as President) of the Space Missions Unit of MDA Corporation (a position he held from 1999-2004 ), responsible for $300 million in revenues and approximately 900 employees. Mr. Caddey has extensive experience in all facets of business management including mergers and acquisitions, business development, program management and engineering. Mr. Caddey continues to be employed by MDA on a part time basis providing strategic advice to the company's senior management. Mr. Caddey has served on numerous boards of directors of profit and not-for-profit organizations including past Chair and now a Director of the Aerospace Industries Association of Canada. Mr. Caddey joined our Board of Directors in June 1999, and in addition to being the Chair of the Company’s Board of Directors he is also a member of our Audit Committee and Compensation Committee.
Stephen Zacharias	Director. Founder and managing director of Transact Capital Partners LLC, a financial advisory firm specializing in business sales, acquisitions and other strategic consulting for privately-held companies (2003 – present). Before founding Transact Capital Partners LLC, he served as corporate treasurer (1993 – 2000), assistant controller (1989 – 2003), director of internal audit (1975 – 1989) for Media General Inc. (NYSE: MEG), a Fortune 1000 TV and newspaper media company . Prior to joining Media General, he was a certified public accountant in the Commonwealth of Virginia employed by Ernst & Young from 1972 through 1975, and a graduate of the McIntyre School of the University of Virginia, B.S. degree in Commerce. Mr. Zacharias was a board director and audit committee chairman for Hoover’s Inc (1997 – 2003), an online business information company acquired by Dun & Bradstreet. Mr. Zacharias currently serves on the Advisory Board of creditcards.com. Mr. Zacharias joined our Board of Directors in July 2006, and he is also the Chair of our Audit Committee.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

EXECUTIVE OFFICERS

The following table sets forth the names, ages, positions held with us and principal occupations and business experience for at least the last five years of our executive officers.

Name and Age	Position with Stockhouse and Principal Occupation and Business Experience for Past Five Years
Marcus New, 38	Please see “Information as to Directors”, above.

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Stockhouse Inc.	Proxy Statement

Joseph Lee, 47	Chief Financial Officer Prior to joining Stockhouse, Mr. Lee was Chief Financial Officer at Digital Payment Technologies Corp. from August 2006 to December, 2008. Digital Payment Technologies is a company that assembles high tech parking meters and specializes in developing and selecting recurring revenue services including real time credit card processing and reporting. Prior to joining Digital Payment Technologies, Mr. Lee was the Chief Financial Officer of Coastal Contacts (TSX: COA) where he was instrumental in the public listing of the company and raising more than $20 million dollars. Mr. Lee was with Coastal Contacts from May 2003 to August, 2006.
Audrey Brownmiller, 50	Vice President, Operations, Ms. Brownmiller leads Stockhouse’s IT, software production and client services efforts, joining the company in April 2007. From November 2004 to March 2007 she was an independent business consultant for Preferred Flow Solutions Inc. and Medrep Services Inc., where she focused on building operational processes for these two start-up companies. From February 1998 to November 2004 She worked for Chancery Software (acquired by Pearson School Systems), where she was Director of Project Management, ultimately leading deployment of information system programs to over 160 School districts, including implementing the first automated administrative solution for the U.S. Department of Defence Dependent Schools throughout North America, the UK and Germany.

Family Relationships

There are no family relationships among any of our directors or officers.

Legal Proceedings

To our knowledge, there are currently no material proceedings to which any of Stockhouse’s directors, officers, affiliates, beneficial holders of more than 5% of our common stock, or any associate of such persons is a party adverse to Stockhouse or in which any of such persons have a material interest adverse to Stockhouse.

Involvement In Certain Legal Proceedings

Our directors, nominees, executive officers and control persons have not been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was an executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

  being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Corporate Governance Guidelines” which are available at www.stockgroup.com by first clicking on “Who We Are”, “For Investors” and then “Corporate

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Stockhouse Inc.	Proxy Statement

Governance”. The Corporate Governance Guidelines are also available in print to any stockholder who requests it. These principles were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the stockholders. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Mandate of the Board of Directors

The mandate of the Board of Directors of the Company is stewardship of the Company on behalf of the shareholders and supervision of the overall management of the Company. In directing the affairs of the Company and delegating to management the day-to-day business of the Company, the Board endorses the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the US, and as incorporated in the Company’s Corporate Governance Guidelines. The Board is responsible for choosing, assessing and compensating the Chief Executive Officer of the Company. In pursuit of enhancing shareholder value, responsibilities under the Board’s mandate include approval of the Company’s operating plan, capital budget and financial goals. The Board also reviews the Company’s strategic plan and its underlying assumptions before granting final approval. In addition, the Board will ensure that plans are in place for an orderly succession of management. The Board acts as a cohesive team with shared responsibilities and accountabilities that are clearly defined and understood by all members. The Board monitors the performance of management against stated goals and as well, its own effectiveness through regular, formal self-evaluations. The majority of members of the Board will be unrelated and independent from management.

Nominations for Directors

The Board of Directors has appointed a Nominating and Corporate Governance Committee that is responsible for assisting the board in identifying new director nominees. In identifying candidates for membership on the board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the board. As part of the process, the Nominating and Corporate Governance Committee is responsible for conducting background searches and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the board.

Communications with the Board

We encourage shareholders to submit proposals, questions or concerns to the Board by writing to Mr. Patrick Spain, the Chairman of our Nominating and Governance Committee or any member of our Board. Instructions and contact information for Mr. Spain and the Board of Directors can be found by visiting our website at www.stockgroup.com under “Who We Are”, “For Investors” then “Corporate Governance”. Once a proposal, question or concern is received by Mr. Spain or a Board member, the communication is reviewed and addressed accordingly.

The Board established a Nominating and Governance Committee to monitor our practice against generally accepted governance guidelines, and to determine which guidelines are both practical and beneficial for us. The Nominating and Governance Committee has reviewed our own corporate governance practices, with input and guidance from the Board.

Code of Ethics

The Company’s Code of Ethics and Business Conduct for the Senior Executive Officers and Senior Financial Officers embodies the Company’s global principles and practices relating to the ethical conduct of the Company’s business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company’s business. The Code of Ethics and Business Conduct is available at www.stockgroup.com by first clicking on “Who We Are”, “For Investors” and then “Corporate Governance”. The Code of Ethics and of Business Conduct is also available in print to any stockholder who requests it.

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Stockhouse Inc.	Proxy Statement

Director Independence

Under NASDAQ Marketplace Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. All of our current directors except for Marcus New, our President and Chief Executive Officer, are independent as that term is defined by NASDAQ Marketplace Rule 4200(a) 15.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2008, our Board held seven meetings. A majority of the directors required to establish a quorum were present at all meetings either in person or by teleconference. The Board of directors had three (3) standing committees during the year: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Company does not have any policy with regard to board members’ attendance at the annual meetings of its shareholders. Only our executive directors attended the prior year’s annual meeting. The following table sets out the members of our respective committees as at December 31, 2008:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Caddey	David Caddey	David Caddey
Thomas Baker(1)	Thomas Baker(1)	Lee deBoer(1)
Stephen Zacharias*	Lee deBoer*(1)	Patrick Spain*(1)
	Patrick Spain(1)	Janet Scardino(1)

*Indicates the Chair of the Committee.
(1) These directors are not standing for re-election and their positions on the respective committees will be replaced by those directors standing for re-election.

Audit Committee

Our Audit Committee currently consists of David Caddey, Thomas Baker and Stephen Zacharias. The Audit Committee is governed by a written charter, which can be viewed at www.stockhouse.com by first clicking on “Who We Are”, “For Investors” and then “Corporate Governance”. Each of the members of our Audit Committee is independent, as that term is defined by Nasdaq Marketplace Rule 4200(a) (15). Mr. Zacharias is our “audit committee financial expert” as defined by the rules of the SEC. The function of the Audit Committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors’ examination, the scope of audits, our independent auditors’ opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation’s accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The Audit Committee also reports to our Board with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended December 31, 2008, the Audit Committee met seven times. A majority of the members of the Audit Committee required to establish a quorum were present at all meetings either in person or by teleconference.

Report of the Audit Committee

The following report concerns the Audit Committee’s activities regarding oversight of our Corporation’s financial reporting and auditing process. For the year ended December 31, 2008, the audit committee has:

(1)	reviewed and discussed the audited consolidated financial statements with our Corporation’s management;

(2)

discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

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(3)

received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4)

recommended to our Board of Directors that the audited financial statements be included in our Corporation’s Annual Report on Form 10-KSB for the period ended December 31, 2008, based on the review and discussions referred to above.

David Caddey
Thomas Baker
Stephen Zacharias

Compensation Committee

Our Compensation Committee currently consists of Lee deBoer, David Caddey, Patrick Spain and Thomas Baker and is governed by a written charter which can be viewed at www.stockgroup.com The Compensation Committee met two times during the fiscal year ended December 31, 2008. The meetings were attended by all of the members of the committee either in person or by teleconference. The Compensation Committee’s duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers, which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management’s and shareholders’ interests in the enhancement of shareholder value. The Compensation Committee has broad authority and discretion to grant awards and there are no formalized procedures or specified factors which are considered. Generally, the Committee considers the revenue and profit of the Corporation when determining incentive compensation bonuses. No member of our Compensation Committee was, during the fiscal year ended December 31, 2008 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Report of the Compensation Committee

Compensation paid to our Corporation’s executive officers is generally comprised of two elements: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our Corporation are determined by a consideration of each officer’s initiative and contribution to our overall corporate performance, and the officer’s managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual’s level of responsibility are important elements of our Corporation’s executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our Compensation Committee considers our financial position and cash flow in making compensation decisions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (the “Committee”) currently consists of David Caddey, Lee deBoer, Patrick Spain and Janet Scardino and is governed by a written charter which can be viewed at www.stockhouse.com under Investors/Corporate Governance. The Committee was formed in 2004. During 2008, the nominating Committee did not receive a recommended nominee for director from any securityholders that beneficially owned more than 5% of our common share under rule (407)(c)(2)(ix) of Regulation S-K. The Committee’s duties include recommending candidates to the Board for appointment or election to the Board, assisting in attracting new Board members, making recommendations to the Board regarding Board structure, composition, and rotation, reviewing CEO and other senior officer succession plans, monitoring compliance with the Insider Trading Policy and Whistleblower Policy, and nominating a member to act as Designated Officer for the Whistleblower Policy. During the fiscal year ended December 31, 2008, the Nominating and Corporate Governance Committee met four times. The meetings were attended by all of our members either in person or by teleconference. No member of the Committee was, during the fiscal year ended December 31, 2008 or prior, an officer or employee of our Corporation or any of its subsidiaries.

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Nominees Recommended by Securityholders

While the Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of any director candidates recommended by securityholders, the Nominating and Corporate Governance Committee will consider nominees recommended by securityholders. Given that the Committee will consider nominees recommended by securityholders, the Board of Directors is of the view that the formal adoption of such a policy is not necessary. Recommendations by securityholders must be made in writing to the attention of Chairman, Nominating and Corporate Governance Committee, Stockhouse Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7 in a timely manner for inclusion in the Company’s proxy materials. Typically this would need to be at least 60 days in advance of the anniversary of the Company’s annual meeting but the Committee is free to exercise its discretion when considering the timeliness of such submissions.

COMPENSATION OF DIRECTORS

The following table shows the amount of compensation earned by our independent directors in 2008. We compensate our independent directors with directors’ fees and stock options. Option awards represent the fair value of option awards granted in 2008.

Names	Fees Earned or Paid in Cash- ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
David Caddey	20,000	7,025	-	27,025
Louis deBoer II	17,000	7,025	-	24,025
Patrick Spain	17,000	7,025	-	24,025
Stephen Zacharias	20,000	7,025	-	27,025
Thomas Baker	18,000	7,025	-	25,025
Janet Scardino	10,394	26,825	-	37,219
	102,394	61,950	-	164,344

(1)

Marcus New, one of our directors, is also our President and Chief Executive Officer and a named executive officer. Mr. New does not receive any additional compensation as a director. See “Summary Compensation Table” below for disclosure relating to his compensation.

Commencing January 1, 2008, each director received an annual fee of $15,000 related to the service on the Board of Directors, with an additional $3,000 per annum paid to members of our Audit Committee and an additional $2,000 per annum paid to committee and board chair persons. In 2007, new directors were eligible to receive up to 75,000 stock options to acquire shares of common stock, with the exercise price being equal to the market price of our common stock on the date of the grant. Subject to an annual review by the Company’s Compensation Committee, directors who are re-elected and continue to serve for more than one year may receive up to an additional 25,000 stock options after each annual general meeting in compensation for future service.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the directors, officers and employees is fair, reasonable and competitive.

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Stockhouse Inc.	Proxy Statement

Throughout this Proxy Statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers”.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2008, who we will collectively refer to as our “named executive officers” for the years ended December 31, 2008 and 2007, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Summary Compensation Table (1)

Name	Year	Salary ($)	Bonus ($)	Option Grants ($)(2)	All Other Compensation ($)	Total ($)
Marcus New (3) Chief Executive Officer	2008	228,256	-	-	25,904	254,160
	2007	224,372	110,360	-	25,928	360,660

Audrey Brownmiller Vice President, Operations	2008	125,810	11,826	40,240	-	177,876
	2007	67,416	-	83,910	-	151,326

Theresa McVean Vice President, Sales	2008	77,762	7,096	34,155	-	119,013
	2007	-	-	-	-	-

Karl Buhr (4) formerly Chief Operating Officer	2008	157,276	-	13,800	1,321	172,397
	2007	-	-	-	-	-

Dana Stetson (5) formerly Vice President, Sales	2008	103,692	20,000	37,125	-	160,817
	2007	-	-	-	-	-

(1)

All amounts are stated in U.S. dollars. For payment in other currencies other than the U.S. dollar, translation of compensation into U.S. dollars is made using the average exchange rate for 2008 of US$0.94 = C$1

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(2)	The fair value of option grants is determined as described in Item 7. Financial Statements, Note 7 to the Consolidated Financial Statements.

(3)	All other compensation for Mr. New includes $14,610 for the lease of a vehicle, $1,718 for insurance on such vehicle, and $2,186 for parking benefit.

(4)

Mr. Buhr joined the company on January 7, 2008, and resigned as Chief Operating Officer on October 31, 2008. As a result of his resignation, all of Mr. Buhr’s options expired on October 31, 2008. All other income comprises parking benefit.

(5)	Mr. Stetson joined the company on January 8, 2008, and resigned on August 29, 2008. As a result o f his resignation, all of Mr. Stetson’s options expired on August 29, 2008.

No Restricted Stock Awards (RSAs), Stock Appreciation Rights (SARs) or Long Term Incentive Plans (LTIPs) were awarded to named executive officers in the year ended December 31, 2008 or 2007.

Stock Option Program

The Stock Option Program assists the Company to accomplish the following:

  to attract and retain the best available personnel for positions of responsibility within the Company;

  to provide additional incentives to employees, officers, directors and consultants of the Company;

  to provide employees, directors and consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company;

  to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company’s business and increases in shareholder value; and

  to align the interests of such persons with the interests of the Company’s shareholders generally.

Stock option award levels are determined based on market data, vary among participants based on their positions within the Company and are granted at the Compensation Committee’s scheduled meeting(s). Options are awarded at the TSX Venture Exchange or OTC Bulletin Board closing price of the Company’s common stock on the date of the grant. The Committee has never granted options with an exercise price that is less than the closing price of the Company’s common stock on the grant date, nor has it granted options which are priced on a date other than the grant date. The Committee uses its discretion to determine the quantum of the relevant awards as well as other considerations it deems appropriate.

The Company’s board has four members who have been senior executives of significant corporations. The board has used its collective judgment to review the stock option incentives in light of: the number of shares outstanding; what a board member would receive in a private company; what would be needed to attract the right talent level to the Company; and what would be motivating for senior management. These judgments were based on more than 100 years of cumulative executive experience. In addition, other internet companies were considered in determining what would be appropriate in connection with the grant of stock options.

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended December 31, 2008

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2008 GRANTS OF PLAN-BASED AWARDS

The following table sets forth for each of the named executive officers certain information concerning stock options granted to them during the year ended December 31, 2008.

Name	Grant Date	Option Awards: Number of Securities Underlying Options Granted (#)	Percent of Net Options Granted To Employees in Year (%)	Exercise Price ($)	Expiration Date
Audrey Brownmiller	9-Jan-2008	60,000	2	0.55	9-Jan-2013
	1-Dec-2008	200,000	7	0.08	1-Dec-2013
Theresa McVean	21-Apr-2008	135,000	5	0.35	28-Apr-2013
	19-Nov-2008	200,000	7	0.08	19-Nov-2013
Karl Buhr(1)	7-Jan-2008	500,000	18	0.585	7-Jan-2013
	28-Apr-2008	250,000	9	0.38	28-Apr-2013
	3-Nov-2008	200,000	7	0.08	3-Nov-2013
Dana Stetson(2)	29-Apr-2008	135,000	5	0.38	29-Apr-2013

(1)	Mr. Buhr resigned as Chief Operating Officer on October 31, 2008 and as a result, all of his unexercised options expired on October 31, 2008.

(2)	Mr. Stetson resigned as Vice President - Sales on August 29, 2008 and as a result, all of his unexercised options expired on August 29, 2008.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

The following table sets forth for each named executive officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2008:

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Audrey Brownmiller(1)	28,125	46,875	-	1.115	17-May-2012	-	-	-	-
	-	60,000	-	0.55	9-Jan-2013	-	-	-	-
	-	200,000	-	0.08	1-Dec-2013	-	-	-	-
Theresa McVean(2)	-	135,000	-	0.35	21-Apr-2013	-	-	-	-
	-	200,000	-	0.08	19-Nov-2013	-	-	-	-

(1)

Options expiring May 17, 2012 vest over 4 years at the rate of 6.25% per quarter in arrears, beginning three months after the grant date. Options expiring January 9, 2013 vest over 3 years at the rate of 34% on the first anniversary of the grant and 33% on the second and third anniversaries of the grant. Options expiring December 1, 2013 vest over 2 years at the rate of 25% per 6 months in arrears.

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(2)

Options expiring April 21, 2013 vest over 2 years at the rate of 25% per 6 months in arrears. Options expiring on November 19, 2013 vest over 3 years at the rate of 34% on the first anniversary of the grant and 33% on the second and third anniversaries of the grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Employment Agreements

We have an employment agreement with our CEO, Marcus New, which became effective on February 9, 2004. Under the Agreement, for 2008, Mr. New received an annual base salary of $228,256 (C$240,000). He is entitled to a minimum 5% annual compensation increase. All increases are approved by our Compensation Committee. In addition, he receives an incentive compensation bonus based on achieving certain goals in the calendar year which are typically based upon meeting certain revenue and profit goals. These goals are set in consultation with management and the board. Goals were set at achieving $20, $25 and $30 million in revenue and $3, $4 and $5 million in EBITDA for the years 2008 through 2010. In 2008, Mr. New received no bonus and with the collapse of the financial markets and the uncertainty of the Company’s liquidity and the impact on operating plans, these goals are not likely to be achieved in 2009 or 2010 utilizing the aforementioned revenue and profit goals. Had the Company met the stated goals, Mr. New would have earned 50,000 options in each year the goals were met. Mr. New is entitled to 12 months of severance, which will include pay in lieu of notice plus an additional one month severance for each year of employment up to a maximum of 24 months, should we elect to terminate his employment without cause. The employment agreement contains a confidentiality clause and a 24-month non-competition clause. There is no specified termination date in the agreement.

We have an employment agreement with our Chief Financial Officer, Joseph Lee. In 2009, his annual base salary will be approximately $126,000 (C$152,500). Mr. Lee’s annual salary is subject to normal salary increases. On the date of his employment, January 5, 2009, he received 400,000 stock options to purchase the Company’s common shares at an exercise price of $0.08 per share, which will vest over 3 years, with 34% vesting at the end of the first year and 33% vesting at the ends of the second and third years. In the event that more than 50% of the common shares of the Company are sold to a single buyer within six months of the commencement of his employment, 25% of his options will vest immediately. In the event that more than 50% of the common shares are sold to a single buyer after six months from the commencement of his employment, 100% of his options will vest immediately. If Mr. Lee’s employment with the Company is terminated by the Company without cause, he is entitled to one month’s salary per year of service up to a maximum of six months’ salary after six years’ service. However, between July 1, 2009 and January 1, 2011, he will be entitled to a severance payment equal to two months’ salary. In the event that more than 50% of the common shares are sold to a single buyer within six months of his start date, and he is terminated without cause, severance will be equal to four months’ salary.

Effective February 1, 2008, we have an employment agreement with Audrey Brownmiller, formerly a Director of Operations for the Company, to serve as the Company’s Vice President of Operations. Ms. Brownmiller is to receive an annual base salary of $103,000 (C$125,000) subject to normal salary increases, and is entitled to an annual $17,000 (C$20,000) incentive compensation bonus. On January 15, 2008, Ms. Brownmiller’s original grant of stock options for 75,000 common shares of Company stock (with 6.25% of the original number of options vesting on the third month anniversary of her start date and an additional 6.25% vesting on each three-month anniversary thereafter until all the options are vested) was increased by an additional 60,000 stock options, with one third of these additional options vesting at the end of each year for three years on the anniversary of the grant date. In the event that Ms. Brownmiller’s employment with the Company is terminated by the Company without cause, the provisions of the Employment Standards Act of British Columbia will govern.

Change of employment, resignation or termination of executive officers during 2008

Until his employment with the Company ended effective February 15, 2008, we had an employment agreement, effective July 16, 2007 with our Vice President of Monetization, Joe McWilliams, who was to receive an annual base salary of $170,000 subject to normal salary increases, and was entitled to receive variable pay of 60% of his annual salary. On October 16, 2007, he was granted stock options for 135,000 of the Company’s common shares,

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vesting at one third per year over a three year period on the anniversary of the grant date. These options expired when Mr. McWilliams’ employment with the Company ended effective February 15, 2008.

Until his employment with the Company ended effective October 23, 2008, we had an employment agreement with our Vice President of Marketing, Bruce Nunn. In 2007, his annual base salary was $93,000 (C$113,000). Per his employment agreement, Mr. Nunn’s annual base salary was subject to normal salary increases. In 2007, Mr. Nunn’s annual maximum incentive compensation bonus was $37,000 (C$45,000) based on the achievement of both Company and departmental goals. On his date of employment, September 7, 2005, he received 75,000 stock options at an exercise price of $0.315 per share, which will vest over a two year period at 12.5% per quarter in arrears (with immediate vesting in the event of a change in control). Additional stock options for (i) 50,000 of Company common shares were also issued to Mr. Nunn on August 20, 2007, vesting over 4 years at 6.25% per quarter beginning three months after grant date, and (ii) 10,000 of Company common shares were also issued to Mr. Nunn on September 7, 2007, vesting at one third per year over a three year period on the anniversary of his grant date (with immediate vesting in the event of a change in control).

We had an employment agreement with Susan Lovell, to serve as our Chief Financial Officer, in 2007; her annual base salary was adjusted to C$138,000, from her annual base salary in 2006 of $99,000 (C$120,000). In 2007, she also received a one-time bonus of $8,000 (C$10,000). Per her employment agreement, Ms. Lovell’s annual salary was subject to normal salary increases, and she was entitled to a $21,000 (C$25,000) annual maximum incentive compensation bonus, based on the achievement of both Company and departmental goals. On her date of employment, April 3, 2006, she received 150,000 stock options for the Company’s common shares at an exercise price of $0.34 per share, which will vest over 4 years at 6.25% per quarter in arrears (with immediate vesting in the event of a change in control). Stock options for 50,000 of Company common shares were also issued to Ms. Lovell on May 17, 2007, vesting over 4 years at 6.25% per quarter beginning three months after grant date. Ms. Lovell would have been entitled to one month of severance, which would have included pay in lieu of notice, for each year of employment up to a maximum of four months, had the Company elected to terminate her employment without cause after 395 days. Ms. Lovell resigned as Chief Financial Officer on January 2, 2009, but remains in our employ the capacity of Senior Financial Advisor.

Effective January 7, 2008, we had an employment agreement with Karl Buhr to serve as the Company’s Chief Operating Officer. Mr. Buhr was to receive an annual base salary of $157,000 (C$190,000), subject to normal salary increases. In addition, he was entitled to an annual $58,000 (C$70,000) maximum incentive compensation bonus. On January 7, 2008, Mr. Buhr was granted 500,000 time based stock options for the Company’s common shares, with one third vesting at the end of each full year for three years on the anniversary of the grant date. An additional 250,000 performance based stock options for the Company’s common shares could have been granted to Mr. Buhr, based upon Mr. Buhr’s and the Company’s attainment of mutually acceptable longer term performance goals. Mr. Buhr was entitled to 6 months of salary and the prorated portion of bonuses earned, which would have included pay in lieu of notice, if we elected to terminate his employment without cause. On October 31, 2008, Mr. Buhr resigned as Chief Operating Officer. His employment agreement was terminated and he ceased to be our Chief Operating Officer or perform any other executive officer functions. Mr. Buhr waived notice period, severance and his 750,000 outstanding options as of October 31, 2008. Mr. Buhr signed a new employment agreement in the capacity of Advisor and will work for us for a minimum of four days per month until October 31, 2009. Mr. Buhr was granted 200,000 stock options and will be paid $4,000 (C$5,000) per month. He will also be paid a one-time bonus of up to $8,000 (C$10,000) if certain conditions are met.

Effective January 8, 2008, we had an employment agreement with Dana Stetson to serve as the Company’s Vice President of Licensing and Subscription Sales. Mr. Stetson was to receive an annual base salary of $160,000 subject to normal salary increases, and was entitled to receive variable pay of up to 50% of his annual salary. On April 8, 2008, Mr. Stetson was granted stock options for 135,000 of the Company’s common shares, vesting at one third per year over a three year period on the anniversary of the grant date. These options expired when Mr. Stetson’s employment with the Company ended effective August 29, 2008.

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership

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with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2008 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Relationship	Number of late reports	Number of transactions that were not reported on a timely basis	Failure to File Requested Forms
Karl Buhr	Officer	1	1	Form 4
Louis deBoer	Director	1	1	Form 4

Corrective filings were made for these incidences of non-compliance.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common shares as of May 26, 2009 (the record date) for each person or entity (including group) that is known by us to be the beneficial owner of more than 5% of our outstanding common shares. Information related to holders of more than 5% of our outstanding common shares was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of May 26, 2009, we had 41,295,922 shares of common stock issued and outstanding. Accordingly, 41,295,922 shares are entitled to one (1) vote per share on each matter that such shareholder is entitled to vote on at the Meeting.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Marcus New(3)	5,567,977	13.5%
Matthew Hulsizer(4)	4,130,000	10.0%
Jennifer Just(4)	4,130,000	10.0%
Peak6 LLC(4)	4,000,000	9.7%

(1)	Except as otherwise noted, the address of the beneficial owners listed in the table above is c/o Stockhouse Inc., Suite 500 – 750 West Pender Street, Vancouver, B.C. V6C 2T7.

(2)

Based on 41,295,922 shares of common stock issued and outstanding as of May 26, 2009. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(3)

On March 11, 1999, we entered into a Share Exchange and Share Purchase Agreement through our wholly owned subsidiary 579818 B.C. Ltd., with Stockgroup Media Inc. (formerly Stock Research Group, Inc.) and all of its shareholders. Under that agreement we acquired all of the issued and outstanding shares of Stock Research Group and in consideration 579818 B.C. Ltd. issued 3,900,000 Class A Exchangeable Shares to Stock Research Group shareholders. The exchangeable shares held by Stockgroup Research Group shareholders may be converted, at the option of the holder, into an equal number of shares of common shares of our Company held by a trustee. Pending any such conversion, each holder of the exchangeable shares has the right to vote, or to direct the trustee to vote on their behalf, an equivalent number of shares of common stock held of record by them. The trustee has no discretion as to the voting or disposition of such common stock. At May 26, 2009, there were 2,134,000 exchangeable shares outstanding, owned as follows:

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a)	169,500 exchangeable shares owned directly by Marcus New, the Company’s President and CEO;

b)	19,500 exchangeable shares owned directly by Yvonne New (spouse of Marcus New, the Company’s President and CEO); and

c)

1,945,000 exchangeable shares owned indirectly owned by Marcus New and Yvonne New (spouse of Marcus New, the Company’s President and CEO), through 518464 B.C. Ltd., a private British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%.

In addition to the exchangeable shares beneficially owned as described above, including those owned by Mrs. New, Mr. New owns 826,700 shares of common stock which were purchased in the open market, 800,000 purchased through the exercise of stock options and 416,777 shares of common stock which were purchased via our September 2006 private placement, He also beneficially owns 1,390,500 shares of common stock that Mrs. New directly owns and were purchased in the open market.

(3)

Matthew Hulsizer and Jennifer Just are the majority shareholders of Peak6 LLC. Of the 4,130,000 owned by Matthew Hulsizer and Jennifer Just, 130,000 are owned personally and 4,000,000 are owned through Peak6 LLC. As a result Matthew Hulsizer and Jennifer Just own 10% of the current issued and outstanding shares in aggregate.

Security Ownership of Directors and Officers

The following table sets forth the beneficial ownership of our common shares as of May 26, 2009 for the following: (i) each of our directors and nominees for director; (ii) our Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table above; and (iii) all our directors and our executive officers as a group. Information related to directors and executive officers is as of May 26, 2009 and options and warrants exercisable within 60 days after May 26, 2009.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Directors and Nominees for Director
Marcus A. New (2)	5,567,977	13.5%
David Caddey (3)	401,667	1%
Lee deBoer (4)	233,800	*
Patrick Spain (5)	321,500	*
Stephen Zacharias (6)	481,425	1.2%
Thomas Baker (7)	148,958	*
Janet Scardino (8)	100,000	*
Executive Officers
Joseph Lee	-	-
Audrey Brownmiller (9)	210,000	*
All directors and officers as a group (10)	7,465,327	18.1%

* less than 1%

(1)	Except as otherwise noted, the address of the beneficial owners listed in the table above is c/o Stockhouse Inc., Suite 500 – 750 West Pender Street, Vancouver, B.C. V6C 2T7.

(2)

Based on 41,295,922 shares of common stock issued and outstanding as of May 26, 2009. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. See description of holdings in section above on beneficial owners who own more than 5% of our outstanding common shares.

(3)	Includes 125,000 shares issuable on the exercise of stock options as of May 26, 2009, or 60 days thereafter.

(4)	Includes 125,000 shares issuable on the exercise of stock options as of May 26, 2009, or 60 days thereafter.

21

Stockhouse Inc.	Proxy Statement

(5)	Includes 175,000 shares issuable on the exercise of stock options as of May 26, 2009, or 60 days thereafter.

(6)	Includes 115,625 shares issuable on the exercise of stock options as of May 26, 2009, or 60 days thereafter.

(7)	Includes 115,625 shares issuable on the exercise of stock options as of May 26, 2009, or 60 days thereafter.

(8)	Includes 100,000 shares issuable on the exercise of stock options, as of May 26, 2009, or 60 days thereafter.

(9)	Includes 107,500 shares issuable on the exercise of stock options, as of May 26, 2009, or 60 days thereafter.

(10)	See notes 1 though 9, above.

Changes in Control

As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our Company and, to the knowledge of management, no change of control of the Company occurred between January 1, 2008 and the date of this proxy statement.

PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

The Board recommends the ratification by the shareholders of the appointment by the Board of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending December 31, 2009. Deloitte & Touche LLP has served as the Company’s independent accountants since May 30, 2006. In the absence of instructions to the contrary, the shares of common stock represented by a proxy delivered to the Board will be voted FOR the ratification of the appointment of Deloitte & Touche LLP. In order to effect the ratification, the ordinary resolution must be passed by a majority of the shareholders present, in person or by proxy, at the Meeting and entitled to vote on the resolution.

Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

Audit Fees

Fees billed for audit services totalled approximately $378,000 for 2008 and $204,000 for 2007, including fees associated with the annual audit and the reviews of our quarterly reports on Form 10-QSB.

Audit-Related Fees

Fees billed for audit related services totalled approximately $0 for 2008 and $9,000 for 2007. Audit related fees include services related to other regulatory filings and other accounting matters.

Tax Fees

Fees billed for tax services, including tax compliance and tax advice, totalled approximately $63,000 for 2008 and $75,000 for 2007.

All Other Fees

All other types of fees totalled $3,000 for 2008 and $2,000 for 2007.

Services performed by our principal accountant during 2008 consisted of the examination of our financial statements, services related to filings with the SEC and the TSX Venture Exchange, consulting and regulatory filing reviews in connection with private placements, domestic and foreign tax compliance work, tax filings and tax consulting services. The Securities and Exchange Commission requires that, before Deloitte & Touche LLP is engaged by our Company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee; or
22

Stockhouse Inc.	Proxy Statement
  entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

Our Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

The Audit Committee has considered the nature and amount of the fees billed by Deloitte & Touche LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte & Touche LLP's independence.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL THREE: DISINTERESTED SHAREHOLDER APPROVAL OF ISSUANCE OF SHARES FOR DEBT

The Company is considering, subject to receipt of necessary shareholder and regulatory approval and final determination by the board of directors, entering into a transaction whereby shares of the Company’s common stock will be issued to settle certain outstanding debts owed by the Company (the “Transaction”). As at December 31, 2008, the date of the Company’s most recent audited annual financial statements, the Company had outstanding current liabilities of $5.0 million and current assets of $2.4 million. At present, the Company does not have sufficient means to pay cash for its obligations under its current liabilities. In addition, due to the significant working capital deficiency in the Company and given the current economic situation, the Company is unsure that it will be able to raise the additional equity financing required to meet such obligations. As such, the Company is considering the proposed Transaction in the event that the Company determines it is in its best interest. The Company cannot determine at this time the specific types or the amount of any debt which may be settled by way of the Transaction and therefore cannot determine how much debt will remain outstanding, how many shares will be issued, if any, in order to settle the debt or the extent of the effects of the Transaction on shareholders’ rights, including the potential dilutive effects of the Transaction. In the event that all of the Company’s non-trade debt is converted, other than debt held by Mr. New or his wife, the Company could issue up to 13.9 million additional shares which would represent approximately 25% of the outstanding shares of the Company on a diluted basis. The Company is seeking approval of the Transaction in order to maintain its flexibility in connection with further financing options. Furthermore, the Company may determine that it will not settle any debt through the issuance of shares even if shareholder approval is obtained as the Company may determine that better concessions are available.

In the event that the Company determines to proceed with the proposed Transaction, subject to receipt of necessary shareholder and regulatory approval, the deemed price per common share at which the debt may be converted will not be less than the minimum price allowable pursuant to Section 3.3 of Policy 4.3 of the TSX Venture Exchange (the “Exchange”) Corporate Finance Manual. The Company does not currently anticipate increasing the authorized capital of the Company to consummate the Transaction but notes that, in connection with the proposed Consolidation (as hereinafter defined), the Company will have a proportionately higher authorized share capital. The Company will not need to amend any of its constituent documents in order to consummate the Transaction and notes that its common stock does not have any pre-emptive rights.

23

Stockhouse Inc.	Proxy Statement

Potential for New Control Person

As of December 31, 2008, the Company owed Marcus New, our President and Chief Executive Officer, C$200,000 for money loaned to the Company. The majority of the debt is evidenced by debentures secured by a general security agreement over the assets of the Company’s wholly-owned subsidiary, Stockgroup Media Inc., held by Mr. New’s wife, Yvonne New, that bear interest at the rate of 18% per annum.

The Company currently has 43,935,922 shares of common stock issued and outstanding and Mr. New holds 13.5% of those outstanding shares. In the event that the Company determines to proceed with the proposed Transaction, Mr. New’s position may increase such that it exceeds 20% of our issued and outstanding shares of common stock and Mr. New will become a new control person of our Company. By way of example, if Mr. New, or his wife, were the only person to convert his debt into shares of common stock then, assuming a conversion price at the minimum price allowed by the Exchange of C$0.03 per share, Mr. New, or his wife, would be issued 6,666,666 shares of common stock which would increase his ownership, or shares over which he is deemed to exercise control or direction, from 13.5% to 25.5% . Pursuant to Section 3.7 of Policy 4.3 of the Exchange’s Corporate Finance Manual, the Company is required to obtain disinterested shareholder approval because the proposed Transaction, if undertaken, will result in the creation of a new control person of the Company. Disinterested shareholder approval means a simple majority of the votes cast at the Meeting by the holders of shares of our common stock excluding the votes, if any, cast by Mr. New. No other debt holder could become a control person as a result of a contemplated share for debt exchange.

As a result, the Company is seeking disinterested shareholder approval of the proposed Transaction at the Meeting in contemplation of the possible pursuit of the proposed Transaction by the Company prior to the next meeting of the Company’s shareholders.

Related Party Transaction

As of the date of this proxy statement, Mr. New, the President, Chief Executive Officer and a director of the Company, holds 13.5% of our issued and outstanding shares of common stock. As such, Mr. New is considered to be both an “insider” and a “related party” of the Company and the proposed Transaction, if undertaken, will be a “related party transaction” as such terms are defined in Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions (“MI 61-101”). Based on the particulars of the proposed Transaction, the Company is expected to be exempt from the requirements of MI 61-101 that require obtaining a formal valuation, as a result of, among other things, Section 5.5(a) of MI 61-101, which exempts transactions the fair market value of which will not exceed 25% of a company’s market capitalization, and Section 5.5(b) of MI 61-101, which exempts transactions by issuers who have no securities listed or quoted on any of the specified markets outlined in Section 5.5(b) . The Company’s securities are only listed on the Exchange and quoted on the OTC Bulletin Board which are not included in the specified markets outlined in Section 5.5(b) of MI 61-101.

In the event that the disinterested shareholders of the Company approve the proposed Transaction, Mr. New, being a director of the Company, will abstain from voting on the resolution of the Company’s board of directors to determine whether the Company will proceed with the proposed Transaction.

Exchange Approval

In addition to receipt of the approval of the disinterested shareholders for the proposed Transaction at the Meeting, the Company must receive approval from the Exchange to proceed with the proposed Transaction.

Resolution

In order to effect the Transaction, the following ordinary resolution, with or without variation, must be passed by a majority of the disinterested shareholders present, in person or by proxy, at the Meeting and entitled to vote on the resolution:

“BE IT RESOLVED, as an ordinary resolution of disinterested shareholders of the Company, that:

24

Stockhouse Inc.	Proxy Statement

1.

The Company be and is hereby authorized and empowered to proceed, at the discretion of the board of directors of the Company (the “Board”), with a shares for debt transaction whereby shares of the Company’s common stock will be issued to settle certain outstanding debts owed by the Company on such terms as may be determined by the Board without further approval or authorization from the shareholders of the Company (the “Transaction”), in connection with which, Marcus New, the President, Chief Executive Officer and a director of the Company, may become a new control person of the Company;

2.

The Board be authorized to elect not to proceed with the proposed Transaction if the Board determines that, in the circumstances, it would not be in the best interest of the Company to proceed with the proposed Transaction;

3.

In the event that the Board determines it is in the best interest of the Company to proceed with the proposed Transaction, all actions of the directors and officers of the Company in approving and executing the proposed Transaction, any documents or filings related thereto, any transactions contemplated in connection therewith, and any amendments, modifications or supplements thereto, are each authorized and approved; and

4.

Any one director or officer of the Company be and is hereby authorized and empowered, acting for, in the name of and on behalf of Company, to execute and to deliver or cause to be delivered, all instruments and documents and to do, or cause to be done, all acts and things as, in the opinion of such one director or officer of the Company, may be necessary or desirable in order to fulfill the intent of the foregoing resolutions.”

Recommendation of the Board of Directors

At a meeting of the board of directors of the Company held on April 30, 2009, the board of directors, with Marcus New abstaining, approved the submission of a resolution with respect to the proposed Transaction (the “Transaction Resolution”) to the shareholders for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE TRANSACTION RESOLUTION. THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE AT THE MEETING FOR THE APPROVAL OF THE TRANSACTION RESOLUTION UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDERS APPOINTING THEM.

PROPOSAL FOUR: APPROVAL OF SHARE CONSOLIDATION

The board of directors of the Company has determined that it is in the best interests of the Company to consolidate the existing issued and outstanding common shares of the Company on the basis of one (1) new common share for up to twenty (20) existing common shares, or such lesser number of existing common shares as the board of directors may determine appropriate with the authorized capital of the Company to remain at 75,000,000 shares of common stock on a post consolidated basis (the “Consolidation”). The Consolidation will result in each shareholder holding a smaller number of common shares than they currently hold, however it will not affect any shareholder’s percentage ownership interest or voting rights in the Company, except to the extent that the Consolidation would otherwise result in any shareholder owning a fractional share. If the Consolidation would otherwise result in a shareholder holding a fraction of a share, no fraction or fractional certificate will be issued. If the Consolidation would result in a shareholder of the Company holding a fraction of a common share, such fractional common share, if less than one-half, shall be rounded down to zero and, if equal to or greater than one-half, shall be rounded up to one and added to the number of post-consolidation common shares which the shareholder is entitled to receive. In all other respects, the post-consolidated common shares will have the same attributes as the existing common shares. The name of the Company will not be changed in connection with the Consolidation.

Exchange Approval

In addition to receipt of the approval of the shareholders for the proposed Consolidation at the Meeting, the Company must receive approval from the Exchange to proceed with the proposed Consolidation.

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Stockhouse Inc.	Proxy Statement

Resolution

In order to effect the Consolidation, the following ordinary resolution, with or without variation, must be passed by a majority of the shareholders present, in person or by proxy, at the Meeting:

“RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.

The Articles of Incorporation of the Company be amended to consolidate the issued and outstanding common shares of the Company on the basis of one (1) common share for up to twenty (20) existing common shares, or such lesser number of existing common shares as the board of directors of the Company (the “Board”), in its discretion, may determine appropriate and with the authorized capital of the Company to remain of 75,000,000 shares of common stock on a post consolidated basis;

2.	Any fractional shares arising as a result of the consolidation will be rounded up to the next whole share;

3.

Any one director or officer of the Company be and is authorized and directed, for and on behalf of, and in the name of the Company, to execute and deliver any documents and to do all such other acts and things as may be considered necessary to give effect to the consolidation, including, without limitation, the delivery of Articles of Amendment in the prescribed form to the Secretary of State of the State of Colorado and the delivery of a Form 5I – Consolidation/Split Filing Form to the TSX Venture Exchange; and

4.	The Board be authorized to implement, in its discretion, any of these resolutions or delay or abandon all or any of the actions contemplated by the foregoing resolutions.”

Recommendation of the Board of Directors

At a meeting of the board of directors of the Company held on April 30, 2009, the board approved the submission of a resolution with respect to the proposed Consolidation (the “Consolidation Resolution”) to the shareholders for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CONSOLIDATION RESOLUTION. THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE AT THE MEETING FOR THE APPROVAL OF THE CONSOLIDATION RESOLUTION UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDERS APPOINTING THEM.

PROPOSAL FIVE:
APPROVAL OF BOARD DISCRETION TO DISPOSE OF CERTAIN OF THE COMPANY’S ASSETS

The Company is considering, subject to receipt of necessary shareholder and regulatory approval and final determination by the board of directors, entering into one or more agreements whereby more than 20% of the Company’s assets could be sold off (the “Asset Sale”) in order to secure cash and ensure that the Company is able to meet its ongoing obligations. The Company cannot determine at this time the specific types or the amount of any such Asset Sale and therefore cannot determine the cash which would be derived from such Asset Sale or which assets would be sold. In the event that the proceeds of any Asset Sale, in conjunction with any other potential financing by the Company, are not sufficient to enable the Company to meet its ongoing obligations the Company may be wound up or forced to seek creditor protection. The Company is seeking approval of the Asset Sale in order to maintain its flexibility in connection with its ongoing operations. The Company may determine that it will not proceed with any Asset Sale even if shareholder approval is obtained as the Company may determine that such an Asset Sale, in light of the existing conditions at the time of any proposed sale is not in the best interests of the Company. Furthermore, the rules and policies of the TSX Venture Exchange may require that the Company seek approval for any such Asset Sale and that approval may not be forthcoming or be on conditions which the Company does not wish to, or cannot, comply with.

26

Stockhouse Inc.	Proxy Statement

Resolution

In order to effect the Asset Sale, the following ordinary resolution, with or without variation, must be passed by a majority of the shareholders present, in person or by proxy, at the Meeting and entitled to vote on the resolution:

“RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.

The board of the directors of the Company (the “Board”) be and is hereby granted the sole discretion to approve the Company’s entry into one or more agreements whereby more than 20% of the Company’s assets are disposed of;

2.

In the event that the Board determines it is in the best interest of the Company to proceed with the proposed Asset Sale, all actions of the directors and officers of the Company in approving and executing the proposed Asset Sale, any documents or filings related thereto, any transactions contemplated in connection therewith, and any amendments, modifications or supplements thereto, are each authorized and approved; and

3.

Any one director or officer of the Company be and is hereby authorized and empowered, acting for, in the name of and on behalf of Company, to execute and to deliver or cause to be delivered, all instruments and documents and to do, or cause to be done, all acts and things as, in the opinion of such one director or officer of the Company, may be necessary or desirable in order to fulfill the intent of the foregoing resolutions.”

Recommendation of the Board of Directors

At a meeting of the board of directors of the Company held on August 25, 2009, the Board approved the submission of a resolution with respect to granting the Board discretion to enter into one or more agreements whereby more than 20% of the Company’s assets may be disposed of (the “Asset Sale Resolution”) to the shareholders for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ASSET SALE RESOLUTION. THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE AT THE MEETING FOR THE APPROVAL OF THE ASSET SALE RESOLUTION UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDERS APPOINTING THEM.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our Annual Meeting of shareholders for the year ending December 31, 2009 (the “2010 Annual Meeting”) must be received by our Corporation no later than January 31, 2010. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2010 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is submitted, notice of such proposal must be received by our Corporation no later than January 31, 2010; otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2010 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to the Corporation at Suite 500, 750 West Pender Street, Vancouver, British Columbia V6C 2T7 Attention: Corporate Secretary.

With respect to business to be brought before the 2009 annual meeting to be held on September 30, 2009, we have received no notices from shareholders that we were required to include in this proxy statement.

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Stockhouse Inc.	Proxy Statement

“HOUSEHOLDING” OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, commonly referred to as "householding", potentially means extra conveniences for shareholders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described herein, no director, nominee, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since the beginning of our company’s last fiscal year ended December 31, 2008, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

Effective October 31, 2008, the Company entered into agreements with six subscribers for the sale of an aggregate amount of CDN$650,000 secured debentures, in denominations of CDN$10,000 and bearing interest at the rate of 18% per annum. The debentures are secured by a general security agreement between the Company’s wholly-owned subsidiary, Stockgroup Media Inc., and the subscribers. Yvonne New, wife of Marcus New, the President, Chief Executive Officer and a director of our Company, subscribed for $200,000 of debentures in connection with this transaction. As of the date of this Proxy Statement, all principal and accrued interest on the $200,000 of the debentures subscribed for by Mrs. New was still outstanding.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-KSB for the year ended December 31, 2008, which was filed with the SEC on April 1, 2009 and is incorporated herein by reference. A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of May 26, 2009.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at w www.stockgroup.com and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Corporate Secretary, Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission (the “SEC”) in the United States. The documents filed with the SEC are available to the public from the SEC’s Web site at http://www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at http://www.sedar.com

28

Stockhouse Inc.	Proxy Statement

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Computershare Trust Company, 2nd Floor, 510 Burrard St., Vancouver, British Columbia, Canada V6C 3B9 (telephone 604-689-9853; facsimile 604-689-8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the holders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the year ended December 31, 2008, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our Board of Directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

/s/ Joe Lee
Joe Lee, Chief Financial Officer
Corporate Secretary

DATED: OCTOBER 14, 2009

29

STOCKHOUSE INC.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on December 1, 2009

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 1:00 pm, Pacific Standard Time, on November 27, 2009.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER **HOLDER ACCOUNT NUMBER** **ACCESS NUMBER**

16OC09067.E.SEDAR/000001/000001/i

Appointment of Proxyholder

I/We, being holder(s) of Stockhouse Inc. hereby appoint: Marcus New, or failing him David Caddey,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Stockhouse Inc. to be held at #500 – 750 West Pender St., Vancouver, BC, V6C 2T7, on December 1, 2009 at 1:00 pm (Pacific Standard Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Set the Number of Directors To set the number of Directors at 3.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Marcus New	☐	☐	02. David Caddey	☐	☐	03. Stephen Zacharias	☐	☐

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	For	Withhold
3. Appointment of Auditors Appointment of Deloitte & Touche LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Issuance of Shares for Debt To consider and, if thought fit, to approve an ordinary resolution of the disinterested shareholders of the Company for a proposed transaction whereby shares of the Company's common stock will be issued to settle certain outstanding debts owed by the Company.	☐	☐
5. Approval of Share Consolidation To consider and, if thought fit, to approve an ordinary resolution authorizing the consolidation of the issued, outstanding and authorized shares of the Company's common stock on the basis of one (1) common share for up to twenty (20) existing common shares.	☐	☐
6. Approval of Board Discretion to Dispose of Certain of the Company's Assets To consider and, if thought fit, to approve an ordinary resolution authorizing the Board of Directors the authority to sell any of the Company's assets to raise cash to meet the Company's ongoing obligations.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

0 7 6 5 5 2 A R 0 X E J Q